UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

July 14, 2006

(Date of earliest event reported)

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hawthorne Street, Suite 610 San Francisco, CA 94105

(Address of principal executive offices) (Zip Code)

(415) 543-3470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 14, 2006, the Board of Directors of Medivation, Inc., a Delaware corporation, elected W. Anthony Vernon to the Board of Directors. Mr. Vernon also has been elected to each of the Compensation Committee, Audit Committee and Corporate Governance and Nominating Committee. A press release announcing the appointment of Mr. Vernon is attached to this report as Exhibit 99.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated July 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: July 17, 2006	By:	/s/ C. Patrick Machado
C. Patrick Machado Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated July 17, 2006.